Exhibit 10.9

EXECUTION COPY

FIRST AMENDMENT NOTE PURCHASE AGREEMENT

This FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT, dated as of March 20, 2012 (this “Amendment”), is between EMMIS COMMUNICATIONS CORPORATION (the “Issuer”), an Indiana corporation, and ZELL CREDIT OPPORTUNITIES MASTER FUND, L.P. (the “Purchaser”), a Delaware limited partnership. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Purchase Agreement (as defined below).

WHEREAS, the Issuer and the Purchaser have entered into Note Purchase Agreement, dated as of November 10, 2011 (the “Purchase Agreement”);

WHEREAS, the Issuer desires to modify certain terms and conditions of the Purchase Agreement as specifically set forth in this Amendment; and

NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Issuer and the Purchaser hereby agree as follows:

§1. Amendments to Purchase Agreement. The Purchase Agreement is hereby amended as follows:

(a) The following new definition is hereby added to §1.1 of the Purchase Agreement in appropriate alphabetical order:

“Fifth Amendment to the OpCo Credit Agreement. That certain Fifth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of March 20, 2012, by and among the Issuer, Emmis OpCo, certain Opco Lenders and acknowledged by the OpCo Administrative Agent.”

(b) The first sentence of clause (m) of §1.2 of the Purchase Agreement is hereby amended by inserting immediately after the words “Exhibit B” the words “and as amended by the Fifth Amendment to the OpCo Credit Agreement”.

§2. Conditions to Effectiveness & Conditions Subsequent.

(a) This Amendment shall become effective as of the date set forth above upon the receipt (and subject to satisfaction or waiver) by the Purchaser of the following conditions precedent (the “First Amendment Effective Date”):

(1) there shall exist no Default or Event of Default immediately prior to and immediately after giving effect to this Amendment;

(2) the Purchaser shall have received a counterpart signature page to this Amendment, duly executed and delivered by the Issuer;

(3) the Purchaser shall have received a copy of the duly executed 2012 Retention Plan and Trust Agreement;

(4)(a) the Fifth Amendment to the OpCo Credit Agreement shall (i) be in form and substance satisfactory to the Purchaser, (ii) have been executed and delivered by the OpCo Required Lenders, (iii) have been acknowledged by the OpCo Administrative Agent and (iv) have become effective in accordance with the terms thereof and (b) the Issuer shall have delivered a certified copy of the Fifth Amendment to the OpCo Credit Agreement to the Purchaser;

(5) the representations and warranties set forth in Section 4 of this Amendment shall be true and correct as of the date of this Amendment; and

(6) the Issuer shall have paid to the Purchaser all fees and expenses of the Purchaser arising in connection with this Amendment (including any fees and disbursements of legal counsel); provided that no fee shall be payable to the Purchaser in consideration for the execution of this Amendment.

§3. Affirmation of Issuer. The Issuer hereby affirms its Obligations under the Purchase Agreement (as amended hereby) and under each of the other Purchase Documents to which it is a party and each hereby affirms its absolute and unconditional promise to pay to the Purchaser all amounts due under the Purchase Agreement (as amended hereby) and the other Purchase Documents.

§4. Representations and Warranties. The Issuer hereby represents and warrants to the Purchaser as follows:

(a) Representations and Warranties. Each of the representations and warranties contained in §8 of the Purchase Agreement were true and correct in all material respects (except to the extent such representations and warranties are already qualified by materiality, in which case, such representations and warranties were true and correct in all respects) when made, and, after giving effect to this Amendment, are true and correct in all material respects on and as of the date hereof (except to the extent such representations and warranties are already qualified by materiality, in which case, such representations and warranties are true and correct in all respects), except to the extent of changes resulting from transactions contemplated or permitted by the Purchase Agreement and the other Purchase Documents and to the extent that such representations and warranties relate specifically to a prior date. To the extent not otherwise applicable to the Issuer, each of the representations and warranties contained in §8 of the Purchase Agreement shall be deemed to be equally applicable to the Issuer for all purposes hereunder, and shall be deemed to be made by the Issuer with respect to itself in connection with this Section 4.

(b) Enforceability. The execution and delivery by the Issuer of this Amendment, and the performance by the Issuer of this Amendment and the Purchase Agreement, as amended hereby, are within the corporate authority of the Issuer and have been duly authorized by all necessary corporate proceedings. This Amendment and the Purchase Agreement, as amended hereby, constitute valid and legally binding obligations of the Issuer, enforceable against it in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights in general.

(c) No Default or Event of Default. No Default or Event of Default has occurred and is continuing, and after giving effect to this Amendment, no Default or Event of Default will result from the execution, delivery and performance by the Issuer of this Amendment or from the consummation of the transactions contemplated herein.

(d) Disclosure. None of the information provided to the Purchaser on or prior to the date of this Amendment relating to this Amendment contained any untrue statement of material fact or omitted to state any material fact (known to the Issuer or any of its Subsidiaries in the case of any document or information not furnished by it or any of its Subsidiaries) necessary in order to make the statements herein or therein not misleading. On the date hereof, the Issuer does not possess any material information with respect to the operations, business, assets, properties, liabilities (actual or contingent) or financial condition of the Issuer and its Subsidiaries taken as a whole as to which the Purchaser does not have access.

§5. No Other Amendments, etc. Except as expressly provided in this Amendment, (a) all of the terms and conditions of the Purchase Agreement and the other Purchase Documents remain unchanged, and (b) all of the terms and conditions of the Purchase Agreement, as amended hereby, and of the other Purchase Documents are hereby ratified and confirmed and remain in full force and effect. Nothing herein shall be construed to be an amendment, consent or a waiver of any requirements of the Issuer or of any other Person under the Purchase Agreement or any of the other Purchase Documents except as expressly set forth herein. Nothing in this Amendment shall be construed to imply any willingness on the part of the Purchaser to grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Purchase Agreement or the other Purchase Documents. For the avoidance of doubt, this Amendment shall constitute a “Purchase Document” under the Purchase Agreement and each other Purchase Document.

§6. Release. In order to induce the Purchaser to enter into this Amendment, the Issuer acknowledges and agrees that: (i) the Issuer does not have any claim or cause of action against the Purchaser (or any of its directors, officers, employees or agents); (ii) the Issuer does not have any offset right, counterclaim, right of recoupment or any defense of any kind against the Issuer’s obligations, indebtedness or liabilities to the Purchaser; and (iii) the Purchaser has heretofore properly performed and satisfied in a timely manner all of its obligations to the Issuer. The Issuer wishes to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Purchaser’ rights, interests, contracts, collateral security or remedies. Therefore, the Issuer unconditionally releases, waives and forever discharges (A) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Purchaser to the Issuer, except the obligations to be performed by the Purchaser on or after the date hereof as expressly stated in this Amendment, the Purchase Agreement and the other Purchase Documents, and (B) all claims, offsets, causes of action, right of recoupment, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which the Issuer might otherwise have against the Purchaser or any of its directors, officers, employees or agents, in either case (A) or (B), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

§7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

§8. Interpretation. This Amendment has been the result of limited negotiation involving the Purchaser and its counsel. This Amendment, the Purchase Agreement and the other Purchase Documents are not intended to be construed against the Purchaser whether or to the extent of the Purchaser’s involvement in the preparation of such documents.

§9. Purchase Document. This Amendment is a Purchase Document under the terms of the Purchase Agreement, and any breach of any provision of this Amendment shall be a Default or Event of Default under the Purchase Agreement (as applicable).

§10. Miscellaneous. This Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York (excluding the laws applicable to conflicts or choice of law) (other than Section 5-1401 and Section 5-1402 of the General Obligations Laws of the State of New York). The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. The Issuer agrees to pay to the Purchaser, on demand by the Purchaser, all reasonable costs and expenses incurred or sustained by the Purchaser in connection with the preparation of this Amendment, including reasonable legal fees in accordance with Section 18.2 of the Purchase Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first set forth above.

EMMIS COMMUNICATIONS CORPORATION

By:	/s/ J. Scott Enright
	Name:	J. Scott Enright
	Title:	Executive Vice President,
General Counsel and Secretary

[Signature Page to Ratification of Guarantors]

ZELL CREDIT OPPORTUNITIES MASTER FUND, L.P.

By:	ZELL CREDIT OPPORTUNITIES (GenPar),L.L.C.
Its:	General Partner

By:	/s/ Bill Pate
	Name:	Bill Pate
	Title:	Vice President